UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest reported event): September 13, 2006

                           The Navigators Group, Inc.
             (Exact name of registrant as specified in its charter)



    DELAWARE                        0-15886                      13-3138397
--------------------------------------------------------------------------------
   (State of                      (Commission                 (I.R.S. Employer
  organization)                   File Number)               Identification No.)





         One Penn Plaza, New York, NY                              10119
--------------------------------------------------------------------------------
 (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (914) 933-6027

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On September 13, 2006, William Thomas Forrester was elected to the Board of Directors (the "Board") of The Navigators Group, Inc. (the "Company"). Mr. Forrester was also elected to serve on the Board's Audit and Finance Committees.

     On September 13, 2006, the Company issued a press release announcing Mr. Forrester's election to the Board. This press release is attached hereto as
Exhibit 99.1.


                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE NAVIGATORS GROUP, INC.
                                   --------------------------
                                   (Registrant)


                                       /s/ Elliot S. Orol
                                   ---------------------------------------------

                                     Name:  Elliot S. Orol
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary


Date: September 18, 2006

                   INDEX TO EXHIBITS

Number   Description
------   -----------

99.1     Press Release dated September 13, 2006